                              TERM LOAN AGREEMENT



                                    between



                         1999 LAWNDALE ASSOCIATES LLC



                                      and



                         UNIFIED WESTERN GROCERS, INC.



                           Dated as of July 5, 2000

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
1.   DEFINITIONS AND INTERPRETATION.......................................     1

     1.1  Defined Terms...................................................     1
          -------------
     1.2  Singular and Plural Terms.......................................     3
          -------------------------
     1.3  Accounting Principles...........................................     3
          ---------------------
     1.4  Exhibits Incorporated...........................................     3
          ---------------------
     1.5  References......................................................     4
          ----------
     1.6  Other Terms.....................................................     4
          -----------
     1.7  Headings........................................................     4
          --------
     1.8  Conflicts.......................................................     4
          ---------

2.   THE LOAN.............................................................     5

     2.1  Amount and Purpose..............................................     5
          ------------------
     2.2  Disbursements...................................................     5
          -------------
     2.3  Payment.........................................................     5
          -------
     2.4  Reimbursement of Lender.........................................     5
          -----------------------

3.   GUARANTIES AND SECURITY FOR GUARANTIES...............................     6

     3.1  Guaranties and Security for Guaranties..........................     5
     3.2  Security........................................................     6

4.   CONDITIONS TO DISBURSEMENT...........................................     7

5.   REPRESENTATIONS AND WARRANTIES.......................................     8

     5.1  Formation, Qualifications and Compliance........................     8
          ----------------------------------------
     5.2  Execution and Performance of Loan Documents.....................     8
          -------------------------------------------
     5.3  Financial and Other Information.................................     9
          -------------------------------
     5.4  No Material Adverse Change......................................    10
          --------------------------
     5.5  Tax Liability...................................................    10
          -------------
     5.6  Litigation......................................................    10
          ----------

6.   COVENANTS............................................................    10

     6.1  Notice of Certain Matters.......................................    10
          -------------------------
     6.2  Additional Reports and Information..............................    11
          ----------------------------------
     6.3  Inspections.....................................................    11
          -----------
     6.4  Further Assurances..............................................    11
          ------------------
     6.5  Copies of Modifications and New Agreements......................    12
          ------------------------------------------
     6.6  Continued Existence.............................................    12
          -------------------
     6.7  Annual Operating Statements.....................................    12
          ---------------------------

     6.8   Period Operating Statements....................................  12
           ---------------------------
     6.9   Senior Loans...................................................  12
           ------------
     6.10  Restrictions on Distributions..................................  12
           ----------------------------
     6.11  Mergers, Etc...................................................  13
           ------------
     6.12  Maintenance of Properties......................................  13
           -------------------------
     6.13  Other Liens....................................................  13
           -----------
     6.14  Indebtedness...................................................  13
           ------------

7.  DEFAULTS AND REMEDIES.................................................  13

     7.1  Events of Default...............................................  13
          -----------------
     7.2  Remedies Upon Default...........................................  15
          ---------------------
     7.3  Cumulative Remedies; No Waiver..................................  16
          ------------------------------
     7.4  Cure of Events of Default.......................................  16
          -------------------------

8.  MISCELLANEOUS.........................................................  17

     8.1  Actions.........................................................  17
          -------
     8.2  No Representations by Lender....................................  17
          ----------------------------
     8.3  Indemnity.......................................................  17
          ---------
     8.4  Obligations Unconditional and Independent.......................  18
          -----------------------------------------
     8.5  Survival of Representations and Warranties......................  18
          ------------------------------------------
     8.6  Notices.........................................................  18
          -------
     8.7  No Third Parties Benefited......................................  19
          --------------------------
     8.8  Binding Effect; Assignment of Obligations.......................  19
          -----------------------------------------
     8.9  Counterparts....................................................  19
          ------------
     8.10  Prior Agreements; Amendments; Consents.........................  20
           --------------------------------------
     8.11  Governing Law..................................................  20
           -------------
     8.12  Severability of Provisions.....................................  20
           --------------------------
     8.13  Time of the Essence............................................  20
           -------------------
     8.14  Civil Code Section 2822........................................  20
           -----------------------

                                                                       Section
EXHIBITS                                                              Reference
"A"          Form of Note                                                 1.1
"B"          Legal Description of Property                                1.1
"C"          Description of Senior Lenders                                1.1
"D"          Form of Guaranty                                           3.1.1
"E"          Form of Guaranty Pledge Agreement                          3.1.2
"F"          Form of Khaledi Pledge Agreement                             3.2

                              TERM LOAN AGREEMENT

          This Term Loan Agreement ("Agreement"), dated as of July 5, 2000, is between 1999 Lawndale Associates LLC, a California limited liability company ("Borrower"), and UNIFIED WESTERN GROCERS, INC., a California corporation ("Lender").

                                   RECITALS
                                   --------

          A. Borrower is an affiliate of K.V. Mart Co., Inc. ("K.V. Mart"), a member of Lender, a wholesale grocery cooperative, and a customer of Lender.

          B. Borrower has applied to Lender for a loan upon the terms and subject to the conditions set forth herein.

          C. K.V. Mart has requested that the loan be made to Borrower and will ultimately receive funds due K.V. Mart from members of Borrower in an amount equivalent to the proceeds of the loan.

          D. Lender is willing to make a term loan to Borrower upon the terms and subject to the conditions set forth herein.

          NOW THEREFORE, in consideration of the covenants and conditions herein contained, the parties agree as follows:

1.   DEFINITIONS AND INTERPRETATION.
     -------------------------------

     1.1  Defined Terms.  As used in this Agreement (and in all other Loan
          -------------
Documents, unless otherwise defined), the following capitalized terms shall have the following meanings:

          "Affiliate" means, with respect to any Person, (a) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, (i) such Person or (ii) any general partner, member or manager of such Person; (b) any other Person 5% or more of the equity interest of which is held beneficially or of record by (i) such Person or (ii) any general partner, member or manager of such Person; and
(c) any general or limited partner, member or manager of (i) such Person or (ii) any general partner, member or manager of such Person. As used in the previous sentence, "control" means the possession, directly or indirectly, of the power to cause the direction of the management of a Person, whether through voting securities, by contract, family relationship or otherwise.

          "Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday on which Lender is open and conducting its customary business operations in the State of California.

          "Closing" means the day when the conditions to disbursement have been satisfied or waived and the loan proceeds are disbursed.

          "Designated Representative" means a Person authorized by Borrower, with the approval of Lender, to deliver certificates, requests for disbursements and other documents on behalf of Borrower to Lender pursuant to the Loan Documents.

          "Disbursements" means disbursements by Lender of Loan funds.

          "Event of Default" means any event so designated in this Agreement.

          "Fiscal Year" means Borrower's fiscal year, ending on December 31 of each calendar year.

          "Governmental Agency" means any governmental or quasi-governmental agency, board, bureau, commission, department, court, administrative tribunal or other instrumentality or authority, any central bank or comparable authority, and any public utility.

          "Guaranties" means, collectively, each guaranty required pursuant to this Agreement and any guaranty pursuant to which any Person now or hereafter partially or fully guarantees the payment or performance of any indebtedness or other obligation to Lender under any Loan Document.

          "Guarantors" means, collectively, Darioush Khaledi and Shahpar Khaledi, husband and wife, Khaledi Family Partnership II, a California general partnership, Darioush Khaledi, as trustee of the Khaledi Family Trust under declaration of Trust dated May 17, 1995 (the "Khaledi Trust"), K.V. Property Company, a California general partnership, and Parviz Vazin and Vida Vazin, husband and wife, and any other Person who now or hereafter partially or fully guarantees the payment or performance of any indebtedness or other obligation to Lender under any Loan Document.

          "Loan" means the loan to be made by Lender to Borrower hereunder.

          "Loan Documents" means, collectively, this Agreement, the Note, the Guaranties, the Guaranty Pledge Agreement, the Khaledi Pledge Agreement and any other document that Lender requires from time to time to effectuate the purposes of this Agreement.

          "Note" means that certain promissory note of even date herewith in the original principal amount of $3,000,000, executed by Borrower in favor of Lender to evidence the Loan, substantially in the form of Exhibit A hereto.

          "Person" means any entity, whether an individual, trustee, corporation, partnership, limited liability company, trust, unincorporated organization, Governmental Agency or otherwise.

          "Property" means all of Borrower's right, title and interest, whether now existing or hereafter acquired, in and to the real property described in Exhibit B.

          "Property Agreement" means any agreement entered into by Borrower or any Guarantor with Persons other than Lender in connection with the Property.

          "Secretary of State" means the Secretary of State of the State of California.

          "Senior Lender" means the lenders described in Exhibit C with respect to the Borrower.

          "Senior Loan Documents" means all of the instruments and documents which evidence or secure loans by the Senior Lender to the Borrower or any Guarantor.

     1.2  Singular and Plural Terms.  Any defined term used in the plural in any
          -------------------------
Loan Document shall refer to all members of the relevant class and any defined term used in the singular shall refer to any number of the members of the relevant class.

     1.3  Accounting Principles.  Any accounting term used and not specifically
          ---------------------
defined in any Loan Document shall be construed in conformity with, and all financial data required to be submitted under any Loan Document shall be prepared in conformity with, generally accepted accounting principles applied on a consistent basis.

     1.4  Exhibits Incorporated.  All exhibits to this Agreement, as now
          ---------------------
existing and as the same may from time to time be modified, are incorporated herein by this reference.

     1.5  References.  Any reference to any Loan Document or other document
          ----------
shall include such document both as originally executed and as it may from time to time be modified. References herein to Articles, Sections and Exhibits shall be construed as references to this Agreement unless a different document is named. References to subparagraphs shall be construed as references to the same
Section in which the reference appears.

     1.6  Other Terms.  The term "document" is used in its broadest sense and
          -----------
encompasses agreements, certificates, opinions, consents, instruments and other written material of every kind. The terms "including" and "include" mean "including (include) without limitation." The requirement that any party "deliver" any item to another party shall be construed to require that the first party "deliver or cause to be delivered" such item to the second party. The term "any," as a modifier to any noun, shall be construed to mean "any and/or all" preceding the same noun in the plural. The term "agreement" includes both written and oral agreements. The terms "modify" and "modification," when used with reference to any document or obligation, include amendments, supplements, renewals, extensions, waivers, terminations and other modifications of every kind. The terms "law" and "laws," unless otherwise modified, mean, collectively, all federal, state and local laws, rules, regulations, codes and administrative and judicial precedents. The terms "herein," "hereunder" and other similar compounds of the word "here" refer to the entire document in which the term appears and not to any particular provision or section of the document. This
Section 1.6 shall apply to all of the Loan Documents.
        ---

     1.7  Headings.  Article and section headings are included in the Loan
          --------
Documents for convenience of reference only and shall not be used in construing the Loan Documents.

     1.8  Conflicts.  In the event of any conflict between the provisions of
          ---------
this Agreement and those of any other Loan Document, this Agreement shall prevail; provided however that, with respect to any matter addressed in both such documents, the fact that one document provides for greater, lesser or different rights or obligations than the other shall not be deemed a conflict unless the applicable provisions are inconsistent and could not be simultaneously enforced or performed.

2.   THE LOAN.
     --------

     2.1  Amount and Purpose.  Subject to the terms of this Agreement, Lender
          ------------------
agrees to make, and Borrower agrees to take, a loan in the principal amount of $3,000,000 (the "Loan"), evidenced by the Note, the proceeds of which shall be used for distributions or loans to members on the closing date which distributions will on the closing date used to repay advances by K.V. Mart to members of Borrower.

     2.2  Disbursements.  The proceeds of the Loan shall be made available for
          -------------
disbursement subject to the conditions set forth in Section 4.

     2.3  Payment.  Borrower shall repay the Loan in accordance with the
          -------
provisions of the Note and this Agreement. Except as otherwise provided, all payments shall be applied first to interest and then to principal. Prepayments, if permitted or accepted, shall be applied against amounts owing in inverse order of maturity. If any payment to be made by Borrower under any Loan Document comes due on a day other than a Business Day, such payment shall instead be considered due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest.

     2.4  Reimbursement of Lender.  Borrower shall reimburse Lender immediately
          -----------------------
upon written demand for all costs reasonably incurred by Lender (including the fees and expenses of attorneys, accountants and other outside experts retained by Lender) in connection with the negotiation, preparation, execution, delivery, administration, modification, performance and enforcement of the Loan Documents and all related matters, including the following:

          (a) Funds advanced by Lender pursuant to any Loan Document in connection with the performance by Lender of any obligation that Borrower has failed to perform.

          (b) All liabilities, losses and other costs incurred by Lender as a direct or indirect result of any Event of Default.

          (c) Lender's commencement of, appearance in or defense of any action or proceeding purporting to affect the rights or obligations of the parties to any Loan Document other than (i) Lender's defense of any action in which Borrower is awarded a judgment against Lender and (ii) Lender's prosecution of any action against Borrower in which Lender fails to obtain a judgment against Borrower.

          (d) All claims, demands, causes of action, liabilities, losses, commissions, costs and expenses against which Lender is indemnified under the Loan Documents.

Borrower's reimbursement obligations shall be part of the Loan and part of the outstanding principal balance of the Note, shall bear interest at the rate specified in the Note following written demand and shall b secured by the Khaledi Pledge Agreement, notwithstanding that such obligations may cause the principal balance of the Note to exceed its face amount. Borrower's reimbursement obligations shall survive the cancellation of the Note, and shall bear interest and be payable in accordance with the Note regardless of the fact that the Note is canceled.

3.   GUARANTIES AND SECURITY.
     -----------------------

     3.1  Guaranties and Security for Guaranties.  In consideration of Lender's
          --------------------------------------
entry into this Agreement, Borrower shall cause the Guarantors to deliver to Lender the following:

          3.1.1 Guaranties, substantially in the form attached hereto as Exhibit D, pursuant to which each Guarantor guarantees the prompt payment of all amounts owing to Lender under the Loan Documents and all other amounts now or hereafter owing to Lender by Borrower; and

          3.1.2 A pledge agreement among the Khaledi Trust, Parviz Vazin, Vida Vazin (jointly and severally, the "Pledgor"), Grocers Capital Company ("GCC") and Lender (the "Guaranty Pledge Agreement") substantially in the form attached hereto as Exhibit E, securing the obligations of the Pledgor pursuant to the related Guaranty.

     3.2  Security.  In consideration of Lender's entry into this Agreement and
          --------
as security for (i) the payment of all amounts owing by Borrower to Lender under the Loan Documents, together with all modifications of any of them (including extensions and renewals at different rates of interest and/or evidenced by new or additional promissory notes), (ii) the performance of all other obligations of Borrower under the Loan Documents, and (iii) the performance of all other obligations of Borrower now or hereafter owing to Lender (but only when any such other obligation is evidenced by a document, executed at Lender's request, which states that it is so secured), Borrower shall, at its sole expense, deliver to Lender, substantially in the form attached hereto as Exhibit F, a pledge agreement among Salomeh Khaledi, Khashayar Khaledi, GCC and Lender (the "Khaledi Pledge Agreement").

4.   CONDITIONS TO DISBURSEMENT.
     --------------------------

     4.1 Lender's obligation to disburse the Loan is subject to the following conditions precedent:

     4.1 Lender shall have received each of the following in form and substance satisfactory to Lender:

          (a)    the Note;

          (b)    the Guaranties;

          (c)    the Guaranty Pledge Agreement securing the Guaranties;

          (d)    the Khaledi Pledge Agreement;

          (e) a borrowing authorization, copies of the operating agreement and all filed articles of organization and similar documents (and all modifications), authorizations of all members and managers that are entities, and a certificate of incumbency with respect to any member or manager that is a corporation;

          (f) for any Guarantor that is a partnership, a partnership borrowing authorization, copies of the partnership agreement and all filed and recorded statements and certificates of partnership (and all modifications), authorizations of all partners that are entities, and a certificate of incumbency with respect to any partner that is a corporation, and for any Guarantor that is a corporation, a corporate borrowing resolution, copies of the articles and by-laws, and a certificate of incumbency;

          (g) for any Guarantor that is the trustee of a trust, copies of all applicable documents creating or defining such trust and evidence of the authority of such Guarantor to execute the Guaranties and evidence of the authority of the Person executing such documents on behalf of such Guarantor;

          (h) all financial statements of Borrower and each Guarantor (i) required by Lender or (ii) necessary to provide Lender with a true and complete knowledge of the financial condition of Borrower and each Guarantor;

          (i) a written opinion of Borrower's counsel (which counsel shall be acceptable to Lender) covering all matters relating to Borrower, any Guarantor and the Loan that Lender reasonably requires; and

          (j)  all other documents reasonably required by Lender.

     4.2 All representations and warranties set forth in the Loan Documents shall be correct as of the date of the Disbursement as though made as of that date, and Lender shall have received a certificate to that effect signed by a Designated Representative.

     4.3 No Event of Default shall remain uncured and no event shall have occurred which, with the giving of notice or the passage of time or both, would constitute an Event of Default, and Lender shall have received a certificate to that effect signed by a Designated Representative.

5.   REPRESENTATIONS AND WARRANTIES. As a material inducement to Lender's entry
     ------------------------------
into this Agreement, Borrower represents and warrants to Lender that:

     5.1  Formation, Qualifications and Compliance.  Borrower (a) is a limited
          ----------------------------------------
liability company validly existing and in good standing under the laws of the State of California, (b) has all requisite authority to conduct its business and own and lease its properties, and (c) is qualified and in good standing in every jurisdiction in which the nature of its business makes qualification necessary or where failure to qualify could have a material adverse effect on its financial condition or the performance of its obligations under the Loan Documents. Borrower is in compliance in all material respects with all laws and requirements applicable to its business and has obtained all approvals, licenses, exemptions and other authorizations from, and has accomplished all filings, registrations and qualifications with, any Governmental Agency that are necessary for the transaction of its business. Similarly, each Guarantor that is not a natural person, if any, is validly existing and in good standing in all appropriate jurisdictions, has all requisite authority to conduct its business and own and lease its properties, and has complied with all applicable requirements of Governmental Agencies.

     5.2  Execution and Performance of Loan Documents.
          -------------------------------------------

          5.2.1 Borrower has, and each Guarantor has, all requisite authority to execute, and to perform all of its or their obligations under, the Loan Documents.

          5.2.2 The execution by Borrower and each Guarantor of, and the performance by Borrower and each Guarantor of their obligations under, each Loan Document have been authorized by all necessary action and do not and will not:

          (a) require any consent or approval not heretofore obtained of any Person having any interest in Borrower or any Guarantor;

          (b) violate any provision of, or require any consent or approval not heretofore obtained under, any operating agreement, partnership agreement, articles of incorporation, by-laws or other governing document applicable to Borrower, any Guarantor, or any general partner, member or manager of any Guarantor;

          (c) result in or require the creation of any lien, claim, charge or other right of others of any kind (other than under the Loan Documents) on or with respect to any property now or hereafter owned or leased by Borrower or any Guarantor;

          (d) violate any provision of any law, order, writ, judgment, injunction, decree, determination or award presently in effect; or

          (e) constitute a breach or default under, or permit the acceleration of obligations owed under, any contract, loan agreement, lease or other agreement or document to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor or any of their property is bound.

          5.2.3 Neither Borrower nor any Guarantor is in default, in any respect that is materially adverse to Lender's interests under the Loan Documents or that would have any material adverse effect on the financial condition of Borrower or any Guarantor or the conduct of their business, under any law, order, writ, judgment, injunction, decree, determination, award, contract, lease or other agreement or document described in subparagraph (d) or
(e) of the previous Subsection.

          5.2.4 No approval, license, exemption or other authorization from, or filing, registration or qualification with, any Governmental Agency is required in connection with:

          (a) the execution by Borrower and each Guarantor of their obligations under the Loan Documents; and

          (b)  the creation of the liens described in the Loan Documents.

     5.3  Financial and Other Information.  All financial information furnished
          -------------------------------
to Lender with respect to Borrower, each Guarantor and the Property in connection with the Loan (a) is complete and correct in all material respects,
(b) accurately presents the financial condition of Borrower and each Guarantor and (c) has been prepared in accordance with generally accepted accounting principles consistently applied. All other documents and information furnished to Lender with respect to Borrower and each Guarantor in connection with the Loan are correct in all material respects and complete insofar as completeness is necessary to give Lender an accurate knowledge of their subject matter. Borrower has no material liability or contingent liability not disclosed to Lender in writing and there is no material lien, claim, charge or other right of others of any kind (including liens or retained security titles of conditional vendors) on any property of Borrower not disclosed in such financial statements or otherwise disclosed to Lender in writing. Without limiting the generality of the foregoing, Borrower has furnished Lender with true and complete copies of all Senior Loan Documents.

     5.4  No Material Adverse Change.  There has been no material adverse change
          --------------------------
in the condition, financial or otherwise, of Borrower or any Guarantor since the dates of the latest financial statements furnished to Lender. Since those dates, Borrower has not entered into any material transaction not disclosed in such financial statements or otherwise disclosed to Lender in writing.

     5.5  Tax Liability.  Borrower has filed all required federal, state and
          -------------
local tax returns and has paid all taxes due (including interest and penalties) other than taxes being promptly and actively contested in good faith and by appropriate proceedings. Borrower is maintaining adequate reserves for tax liabilities (including contested liabilities) in accordance with generally accepted accounting principles.

     5.6  Litigation.  There are no material actions or proceedings pending or,
          ----------
to the best of Borrower's knowledge, threatened against or affecting Borrower or any property of Borrower in any court or before any other Governmental Agency, except as disclosed to Lender in writing prior to the execution of this Agreement.

6.   COVENANTS. While any obligation of Borrower or any Guarantor under the Loan
     ---------
Documents remains outstanding, the following provisions shall apply, except to the extent that Lender otherwise consents in writing:

     6.1  Notice of Certain Matters.  Borrower shall give notice to Lender,
          -------------------------
within 7 days of Borrower's learning thereof, of each of the following:

          (a) any uninsured litigation or claim affecting or relating to the Property and involving an amount in excess of $10,000; and any litigation or claim that might subject Borrower or any Guarantor to liability in excess of $250,000, whether covered by insurance or not;

          (b) any dispute between Borrower and any Governmental Agency relating to the Property, the adverse determination of which might materially affect the Property;

          (c) any trade name hereafter used by Borrower and any change in Borrower's principal place of business or chief executive offices;

          (d) any default by Borrower under any material Property Agreement, or the receipt by Borrower of any notice of default under any material Property Agreement;

          (e) any default by Borrower under any Senior Loan Document, or the receipt by Borrower of any notice of default under any Senior Loan Document;

          (f) any Event of Default or event which, with the giving of notice or the passage of time or both, would constitute an Event of Default; or

          (g) any material adverse change in the financial condition of Borrower or any Guarantor.

     6.2  Additional Reports and Information.  Borrower shall deliver to Lender,
          ----------------------------------
in form and substance reasonably satisfactory to Lender and within 10 days of Lender's request therefor from time to time, (a) copies of all financial statements and reports that Borrower sends to its shareholders, (b) copies of all reports which are available for public inspection or which Borrower is required to file with any Governmental Agency, (c) a certificate setting forth in reasonable detail all existing Events of Default, and events which, with the giving of notice or the passage of time or both, would constitute Events of Default, (d) all compliance certificates delivered to Senior Lenders, and (e) all other information relating to Borrower, the Property, any Guarantor or the Loan reasonably required by Lender from time to time.

     6.3  Inspections.  Borrower shall, at reasonable times and following
          -----------
reasonable notice (except in emergencies), permit Lender and its representatives to conduct inspections of the Property, and inspect and copy any books and records relating to the business or Borrower, for the purpose of monitoring Borrower's compliance with its obligations under the Loan Documents.

     6.4  Further Assurances.  Borrower shall execute and acknowledge (or cause
          ------------------
to be executed and acknowledged) and deliver to Lender all documents, and take all actions, reasonably required by Lender from time to time to confirm the rights created or now or hereafter intended to be created under the Loan Documents.

     6.5  Copies of Modifications and New Agreements.  Borrower shall promptly
          ------------------------------------------
deliver to Lender a copy of any supplement or modification to any document delivered to Lender pursuant to this Agreement, and a copy of each additional material Property Agreement entered into subsequent to the execution of this Agreement.

     6.6  Continued Existence.  Borrower shall maintain its existence and
          -------------------
continue to be a California limited liability company in good standing in all appropriate jurisdictions.

     6.7  Annual Operating Statements.  Borrower shall deliver to Lender, within
          ---------------------------
90 days after the end of each Fiscal Year, (a) an audited balance sheet for Borrower as of the end of such Fiscal Year and a statement of profit and loss for Borrower's operations, together with all supporting schedules and (b) certificates of Borrower's chief financial officer and a certified public accountant acceptable to Lender that such documents (i) were prepared in accordance with generally accepted accounting principles applied on a consistent basis, (ii) fairly present Borrower's financial condition, (iii) show all material liabilities, direct and contingent, and (iv) fairly present the results of Borrower's operations.

     6.8  Period Operating Statements.  Borrower shall deliver to Lender, within
          ---------------------------
30 days after the end of each quarterly period, a balance sheet as of the end of each quarterly period and statements of profit and loss and cash flow for the period. Such period statements shall contain all information reasonably required by Lender.

     6.9  Senior Loans.  Borrower shall timely perform its obligations under the
          ------------
Senior Loan Documents and shall not cause or permit the occurrence of any default under any such document.

     6.10 Restrictions on Distributions.  Borrower will not pay any dividends or
          -----------------------------
make any distributions on or with respect to any of its member interests or purchase or redeem any of its member interests or issue any member interests.

     6.11 Mergers, Etc.  Borrower will not participate in any merger or
          -------------
consolidation or alter or amend its capital structure.

     6.12 Maintenance of Properties.  Borrower will maintain all of its
          -------------------------
properties and assets in good order, condition and repair and will maintain insurance in such amounts and against such risks as Lender may reasonably require. Borrower shall duly pay and discharge all taxes, assessments and governmental charges upon it or against its properties prior to the date penalties are attached thereto, unless and to the extent only that the same shall be contested in good faith and by appropriate proceedings. Borrower shall
(i) timely make all payments due pursuant to any Property Agreement; and (ii) timely perform all other obligations pursuant to any Property Agreement.

     6.13 Other Liens.  Borrower will not create, assume, or allow any security
          -----------
interest or lien (including judicial liens) on property Borrower now or later owns, except:

          (a) Liens or security interests which currently exist in favor of Senior Lender or Lender.

          (b) Liens for taxes not yet due.

          (c) Other liens outstanding on the date of this Agreement disclosed in writing to Lender and agreed to by Lender prior to the execution of this Agreement.

     6.14 Indebtedness.  Borrower will not incur any further indebtedness for
          ------------
money borrowed.

7.   DEFAULTS AND REMEDIES.
     ----------------------

     7.1  Events of Default.  The occurrence of any of the following, whatever
          -----------------
the reason therefor, shall constitute an Event of Default:

          (a) Borrower fails to make any regularly scheduled payment of principal or interest under the Note; or

          (b) Borrower, any Guarantor or any other person fails to pay any amount owing to Lender under any Loan Document (other than scheduled Note payments), or fails to perform any other obligation under any Loan Document which consists of an obligation to pay an amount owing to a third party, within 10 days after receipt of written notice; or

          (c) Borrower, any Guarantor or any other person fails to perform any obligation to Lender under any Loan Document (other than obligations described in subparagraphs (a) and (b), above) within 30 days after receipt of written notice; provided that, if cure cannot reasonably be effected within such 30-day period, such failure shall not be an Event of Default so long as Borrower or such Guarantor or other person promptly commences cure (in any event, within 10 days after receipt of such notice), thereafter diligently prosecutes such cure to completion, and completes such cure within 60 days after receipt of such notice; or

          (d) Any representation or warranty in any Loan Document proves to have been incorrect in any material respect when made; or

          (e) Borrower or any Guarantor that is not a natural person is dissolved, liquidated or terminated, or all or substantially all of the assets of Borrower or any Guarantor are sold or otherwise transferred without Lender's prior written consent; or

          (f) Borrower or any Guarantor is the subject of an order for relief by a bankruptcy court, or is unable or admits its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or Borrower or any Guarantor applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or any part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of Borrower or any Guarantor, as the case may be, and the appointment continues undischarged or unstayed for 60 days; or Borrower or any Guarantor institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation or similar proceeding relating to it or any part of its property; or any similar proceeding is instituted without the consent of Borrower or any Guarantor, as the case may be, and continues undismissed or unstayed for 60 days; or any judgment, writ, warrant of attachment or execution, or similar process is issued or levied against any property of Borrower or any Guarantor and is not released, vacated or fully bonded within 30 days after its issue or levy; or

          (g) Any Guaranty is revoked or terminated without Lender's prior written consent, or any Guarantor claims that its Guaranty is ineffective or unenforceable, in whole or in part and for any reason, with respect to amounts then outstanding or amounts that might in the future be outstanding; or

          (h) A default occurs under any Senior Loan Document, subject to any applicable cure period set forth therein; or

          (i) Borrower or any Guarantor defaults in any obligation to Lender other than in connection with the Loan, subject to any applicable cure period(s); or

          (j) K.V. Mart fails to pay for inventory purchased from Lender in accordance with Standard Terms as defined in the Supply Agreement dated as of December 28, 1995 between Unified Western Grocers, Inc. and K.V. Mart, as amended; or

          (k) K.V. Mart fails at any time to maintain in good standing its status as a member-patron of Lender and to fully comply with all such rules, regulations and policies for the servicing of accounts as may be established from time to time by Lender; or

          (l) K.V. Mart defaults in any obligation to Lender arising pursuant to the Term Loan Agreement between K.V. Mart and Lender dated as of May 12, 2000; or

          (m) Any transfer or change in ownership or control of a controlling percentage of the membership interests of Borrower. The phrase "controlling percentage" means the direct or indirect beneficial ownership of, or the direct or indirect right to vote or dispose of, membership interests possessing at least fifty percent (50%) of the total combined voting power of all classes of Borrower's membership interests.

     7.2  Remedies Upon Default.  Upon the occurrence of any Event of Default,
          ---------------------
Lender may, at its option and in its absolute discretion, do any or all of the following:

          (a) Terminate the disbursement or release of Loan proceeds and apply all or any part of such proceeds as Lender reasonably deems appropriate to fulfill Loan Document obligations which Borrower does not timely perform and/or to protect Lender's interests under the Loan Documents;

          (b) By written notice to Borrower, declare the principal of all amounts owing under the Loan Documents, and all other indebtedness of Borrower to Lender, together with all accrued interest and other amounts owing in connection therewith, to be immediately due and payable, regardless of any other specified due date; provided that any Event of Default described in Section 7.1(f) shall automatically, without notice or other action on Lender's part,
------
cause all such amounts to be immediately due and payable; and

          (c) Exercise any of its rights under the Loan Documents and any rights provided by law, including the right to foreclose on any collateral and exercise any other rights with respect to any security, all in such order and manner as Lender elects in its absolute discretion.

     7.3  Cumulative Remedies; No Waiver.  Lender's rights and remedies under
          ------------------------------
the Loan Documents are cumulative and in addition to all rights and remedies provided by law from time to time, and each such right or remedy may be exercised, concurrently or independently, from time to time and as often as Lender deems expedient. The exercise by Lender of any right or remedy shall not constitute a cure or waiver of any default, nor invalidate any notice of default or any act done pursuant to any such notice, nor prejudice Lender in the exercise of any other right or remedy. No waiver of any default shall be implied from any omission by Lender to take action on account of such default if such default persists or is repeated. No waiver of any default shall affect any default other than the default expressly waived, and any such waiver shall be operative only for the time and to the extent stated. No waiver of any provision of any Loan Document shall be construed as a waiver of any subsequent breach of the same provision. Lender's consent to or approval of any act by Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary Lender's consent to or approval of any subsequent act. Lender's acceptance of the late performance of any obligation shall not constitute a waiver by Lender of the right to require prompt performance of all further obligations; Lender's acceptance of any performance following the sending or filing of any notice of default shall not constitute a waiver of Lender's right to proceed with the exercise of its remedies for any unfulfilled obligations; and Lender's acceptance of any partial performance shall not constitute a waiver by Lender of any rights relating to the unfulfilled portion of the applicable obligation.

     7.4  Cure of Events of Default.  Notwithstanding the fact that a curable
          -------------------------
default by Borrower under the Loan Documents does not become an "Event of Default" until the applicable cure period, if any, has elapsed, various provisions of the Loan Documents include the phrase, "while any Event of Default remains uncured," or otherwise imply that Events of Default may be cured. No such provision shall be construed to give Borrower any right to cure any Event of Default. Notwithstanding the fact that the Loan Documents do not permit Borrower to cure any Event of Default, however, any Event of Default shall be deemed cured in the event that (a) Lender, in its absolute discretion, elects to accept a cure and acknowledges to Borrower in writing that such Event of Default shall be deemed fully cured, or (b) any applicable law provides Borrower with an absolute right (which by law may neither be waived by Borrower nor conditioned upon Lender's consent) to cure such Event of Default and Borrower timely performs all actions required by such law to effect such cure.

8.   MISCELLANEOUS.
     -------------

     8.1  Actions.  Lender shall have the right to commence, appear in and
          -------
defend any action or proceeding relating to the rights or obligations of the parties to any Loan Document.

     8.2  No Representations by Lender.  By accepting or approving anything
          ----------------------------
required to be performed or given to Lender under the Loan Documents, including any certificate, financial statement, survey, appraisal or insurance policy, Lender shall not be deemed to have warranted or represented the sufficiency or legal effect of the same, and no such acceptance or approval shall constitute a warranty or representation by Lender to anyone.

     8.3  Indemnity.  Borrower shall defend, indemnify and hold harmless Lender
          ---------
and its directors, officers, agents and employees (collectively, the "indemnitees") from and against:

          (a) all claims, demands and causes of action asserted against any indemnitee by any Person if the claim, demand or cause of action directly or indirectly relates to (i) a claim, demand or cause of action that the Person has or asserts against Borrower or any Guarantor; (ii) the payment of any commission, charge or brokerage fee incurred in connection with the Loan; (iii) any act or omission of Borrower or any other Person with respect to the Property; or (iv) the ownership, occupancy or use of the Property; and

          (b) all liabilities, losses and other costs (including court costs and attorneys' fees) incurred by any indemnitee as a result of any claim, demand or cause of action described in subparagraph (a).

Lender's indemnity rights shall not be limited, prejudiced or impaired in any way by any finding or allegation that Lender's conduct is active, passive or subject to any other classification or that Lender is directly or indirectly responsible under any theory for any act or omission by Borrower or any other Person. Notwithstanding the foregoing, Borrower shall not be obligated to indemnify Lender with respect to the consequences of any act of gross negligence or willful misconduct which Lender is determined by a court of competent jurisdiction (sustained on appeal, if any) to have committed. Borrower's obligations under this Section shall survive the cancellation of the Note.

     8.4  Obligations Unconditional and Independent.  Borrower's obligations
          -----------------------------------------
under the Loan Documents are unconditional and independent and shall be performed in accordance with the Loan Documents under all circumstances. Notwithstanding the existence at any time of any obligation or liability of Lender to Borrower, or any other claim by Borrower against Lender, in connection with the Loan or otherwise, Borrower hereby waives any right it might otherwise have (a) to offset any such obligation, liability or claim against Borrower's obligations under the Loan Documents or (b) to claim that the existence of any such outstanding obligation, liability or claim excuses the nonperformance by Borrower of any of its obligations under the Loan Documents.

     8.5  Survival of Representations and Warranties.  All representations and
          ------------------------------------------
warranties of Borrower and each Guarantor in the Loan Documents shall survive the making of the Loan and have been or will be relied on by Lender notwithstanding any investigation made by Lender.

     8.6  Notices.  All notices, demands, approvals and other communications
          -------
provided for in the Loan Documents shall be in writing and be delivered to the appropriate party at its address as follows:

          If to Borrower:


          1999 Lawndale Associates LLC
          1245 East Watson Center Road
          Carson, California 90745-4207
          Attention: Ty Hitt, Chief Financial Officer with a copy to:


          David G. Robert, Esquire
          21250 Hawthorne Boulevard, Suite 535
          Torrance, CA 90508

          If to Lender:


          Unified Western Grocers, Inc.
          5200 Sheila Street
          Commerce, California 90040
          Attention:  Robert M. Ling, Jr.
                      Executive Vice President,
                      General Counsel and Secretary

          with a copy to:


          Sheppard, Mullin, Richter & Hampton LLP
          333 South Hope Street, 48th Floor
          Los Angeles, California 90071
          Attention:  John D. Hussey, Esquire

Addresses for notice may be changed from time to time by written notice to all other parties. All communications shall be effective when actually received; provided, however, that nonreceipt of any communication as the result of a change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

     8.7  No Third Parties Benefited.  This Agreement is made for the purpose of
          --------------------------
setting forth rights and obligations of Borrower and Lender, and no other Person shall have any rights hereunder or by reason hereof.

     8.8  Binding Effect; Assignment of Obligations.  This Agreement shall bind,
          -----------------------------------------
and shall inure to the benefit of, Borrower and Lender and their respective successors and assigns. Borrower shall not assign any of its rights or obligations under any Loan Document without the prior written consent of Lender, which consent may be withheld in Lender's absolute discretion. Any such assignment without such consent shall, at Lender's option, be void.

     8.9  Counterparts.  Any Loan Document other than the Note may be executed
          ------------
in counterparts and any party may execute any counterpart, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one and the same document. The execution of any Loan Document by any party shall not become effective until such document is executed by all of the parties thereto.

     8.10 Prior Agreements; Amendments; Consents.  This Agreement (together with
          --------------------------------------
the other documents executed pursuant hereto) contains the entire agreement between Lender and Borrower with respect to the Loan, and all prior negotiations, understandings and agreements are superseded by this Agreement. No modification of any Loan Document (including waivers of rights and conditions) shall be effective unless in writing and signed by the party against whom enforcement of such modification is sought, and then only in the specific instance and for the specific purpose given.

     8.11 Governing Law.  All of the Loan Documents shall be governed by, and
          -------------
construed and enforced in accordance with, the laws of the State of California.

     8.12 Severability of Provisions.  No provision of any Loan Document that is
          --------------------------
held to be unenforceable or invalid shall affect the remaining provisions, and to this end all provisions of the Loan Documents are hereby declared to be severable.

     8.13 Time of the Essence. Time is of the essence of all of the Loan
          -------------------
Documents.

     8.14 Civil Code Section 2822.  In the event that, at any time, any surety
          -----------------------
exists that is liable upon only a portion of Borrower's obligations under the Loan Documents and Borrower provides partial satisfaction of any such obligation(s), Borrower hereby waives any right it would otherwise have, under
Section 2822 of the California Civil Code, to designate the portion of the obligation to be satisfied. The designation of the portion of the obligation to be satisfied shall, to the extent not expressly made by the terms of the Loan Documents, be made by Lender rather than Borrower.

                                 [END OF TEXT]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                 "Borrower":


                                 1999 LAWNDALE ASSOCIATES LLC



                                 By: Khaledi Family Partnership II,
                                 a California general partnership, its Manager



                                 By: _________________________________________

                                 Its: ________________________________________
                                             [Printed Name and Title]

                                 "Lender":


                                 UNIFIED WESTERN GROCERS, INC.



                                 By: _________________________________________

                                 Its: ________________________________________
                                             [Printed Name and Title]

                                   Exhibit A

                                 Form of Note
                                 ------------

                                   EXHIBIT A
                                 Page 1 of __

                                   Exhibit B

                         Legal Description of Property
                         -----------------------------

See Preliminary Title Report dated April 27, 2000 attached as Exhibit B-1

                                   EXHIBIT B
                                 Page 1 of __

                                   Exhibit C

                                Senior Lenders
                                --------------

The Equitable Life Assurance Society of the United States

                                   EXHIBIT C
                                 Page 1 of __

                                   Exhibit D
                               Form of Guaranty
                               -----------------

                                   EXHIBIT D
                                 Page 1 of __

                                   Exhibit E

                       Form of Guaranty Pledge Agreement
                       ---------------------------------

                                   EXHIBIT E
                                 Page 1 of __

                                   Exhibit F

                       Form of Khaledi Pledge Agreement
                       --------------------------------

                                   EXHIBIT F
                                 Page 1 of __